Acquisitions And Other Transactions (Pro Forma Financial Information) (Details) (Bioniche Pharma Holdings Limited, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Bioniche Pharma Holdings Limited
Business Acquisition, Pro Forma Information [Abstract]
Total revenues	$ 5,561,801
Net earnings attributable to Mylan Inc. before preferred dividends	355,626
Preferred dividends	121,535
Net earnings attributable to Mylan Inc. common shareholders	$ 234,091
Earnings per common share attributable to Mylan Inc. common shareholders:
Basic	$ 0.72
Diluted	$ 0.71
Weighted average common shares outstanding:
Basic	324,453
Diluted	328,979